协议编号：

战略合作协议

Tencent 腾讯

甲方：Aerkomm Inc.及其所控制之所有下属公司

乙方：广东腾南网络信息科技有限公司

签约时间：2018 年 5 月

战略合作框架协议

甲方：Aerkomm Inc.及其所控制之所有下属公司

地址：44043 Fremont Blvd., Fremont, CA 94538, USA

联系人：Jeffrey Wun

电话：+1 415-722-3642

乙方：广东腾南网络信息科技有限公司

地址：深圳市南山区深南大道9966号威盛科技大厦2405室

联系人：任民

电话：+86-15602221579

一、合作总则

双方本着“长期合作、优势互补、互利共赢”的原则，经友好协商，就结成长期、全面的战略伙伴关系，实现资源共享，共同发展，达成战略合作协议，旨在通过加强联合，实现互利共赢。

二、合作企业简介

1、Aerkomm Inc.

Aerkomm Inc. 成立于2013年8月美国内华达州，目前为美国OTCQX上柜公司（代码AKOM），计划于2018年6月在纳斯达克Nasdaq上市。Aircom Pacific, Inc.（Aircom），为Aerkomm Inc. 100%控股成立于2014年9月美国加州之公司是一家快速发展的航空业娱乐和Wifi连接服务提供商。 Aircom扩展其全球合作伙伴网络，包括Airbus(空中巴士)，Republic Engineers Maldives和Global Eagle等等。

通过全球连接合作伙伴，Aircom正与全球各地多家航空公司商谈以便成为Aircom服务的客户目标，提供机上免费娱乐及互联网服务。

Aircom的商业模式将提供免费Wifi服务，航空公司及其乘客都不需要支付产品或服务费用，Aircom独特的商业模式将主宰全球IFEC市场收入。

使用全球宽频卫星，Aircom 将提供 WiFi，电视，电影，视频，音乐，游戏，电话网络以及实时购物和旅行服务等项目。

2、腾讯公司

深圳市腾讯计算机系统有限公司(以下简称“腾讯”)成立于 1998 年 11 月，是目前中国领先的互联网综合服务提供商之一，也是中国服务用户最多的互联网企业之一。2004 年 6 月 16 日，腾讯在香港联交所主板公开上市（股票代号 700）。

腾讯公司作为中国最大的互联网综合服务提供商之一，以连接一切为战略目标，拥有全网最强的社交产品矩阵，2017 年腾讯微信及 WeChat 的合并月活跃账户超过 10 亿。腾讯视频的流量及付费用户数实现迅速增长。公司成为中国领先的视频流媒体平台，于第四季度移动端日活跃账户超过 1.37 亿，截至 2017 年年底，订购数目超过 5,600 万。2015 年至今，腾讯在智慧生活、智慧社区、智慧城市等方向进行了很多探索和创新，通过云服务、安全、物联技术、支付等基础组件凸显自己作为连接器的能力，把人与人、人与服务、人与硬件、物与物进行有效连接。

腾讯・大粤网是由中国最大的互联网公司-腾讯和中国最具影响力的传媒-南方报业传媒集团联手打造，于 2011 年 8 月正式上线，由广东腾南网络信息科技有限公司全面负责大粤网运营。依托广东地区 7700 万 QQ 用户群，整合南方报业集团强大的采编资源，提供新闻资讯、生活服务、社群导购对应的场景伴随服务，从线上到线下、从内容到服务、pc 端到移动端，大粤网从创立至今短短 6 年间已发展拥有过亿的用户量。

三、合作背景

2018 年 1 月，民航局全面放开了手机在民航飞机客舱中的使用，有消息指出，机上 WiFi 的市场将迎来风口。根据媒体报道，中国的民航飞机 WiFi 市场尚处于起步阶段，据统计，国内只有 9 家航司拥有空中 WiFi 业务（包括局域网），除祥鹏航空外，另外 8 家 WiFi 航班覆盖率均在 5%以下，而真正使用空地互联技术的航空公司，只有三大航空公司、海南航空、厦门航空等极少数航空公司。而在美国成立的 Aerkomm Inc. 及其下属公司要进入国内市场，需要在多维度与国内较大的互联网公司深入合作，进而推动先进的机上娱乐和互联网服务系统的布

局。

根据2013年全球行业分析报告（GIA）的报告，全球IFEC市场收入预计将以49.7%的复合年增长率增长，原因在于飞机扩张，客流率上升，普及率和技术进步等因素。由于人口众多，亚太地区预计将经历更快速的增长。

四、合作内容

1、智慧开发

利用腾讯微信支付等互联网优势，实现对Aerkomm的机上产品提供综合支付解决方案。开发适用于中国用户的微信小程序，完成手机与机上WiFi的快速互联。

通过腾讯丰富多彩的IP、内容优势，实现对产品的引流、丰富内容、增强与用户的互动。

2、产品及市场合作

基于Aerkomm的产品需求，通过探讨腾讯在互联网领域的众多产品合作，丰富整个机上娱乐服务，打造用户体验的闭环。不断探索依托腾讯QQ与微信两大社交应用，腾讯新闻，腾讯视频两大原创内容平台，借力腾讯千亿流量和品牌的强大内容影响力，打造线上线下有机结合的场景，腾讯游戏更可将机上娱乐带往全新境界。

通过Aerkomm机上系统，腾讯用户可以享受独家的免费WiFi连线，畅通无阻地使用所有腾讯平台提供的影音及多元服务，提升机舱内各种生活新体验。

商务客户更可以透过腾讯理财工具，即时处理商业事务，运筹帷幄，身处高空一万尺，如履平地，在天如在地。借着Aerkomm覆盖全球宽频卫星服务，把'腾讯免费WiFi'品牌推向世界每一角落。

腾讯广告客户的产品及服务信息，将无间断地推送予每一个用户。在腾讯及腾讯大粤网在国内市场的多年深耕基础上，与Aerkomm深度合作，探索符合国内市场的广告开拓及投放解决方案。

3、广告投放及品牌增值

腾讯携手 Aerkomm 战略合作，为 Aerkomm 提供优质的新闻内容及核心的广告资源传播，能够快速的实现双方在国内市场的品牌增值。

五、实施方案及费用

乙方根据甲方提出的需求，后期拟定详细解决方案。

双方本着互惠互信、互利共赢的前提，在实际操作过程中，根据实际情况拟定《报价表》，双方经过评估商讨后，确定最终的报价。

六、双方约定

1、在合作过程中，双方应本着高度负责的精神切实维护对方的利益和企业声誉，并做好保密工作，未经对方的书面同意不得向第三方披露对方的技术和商业活动机密。上述保密义务，直至公众可通过合法途径获得、知悉相关资料、信息等内容之日止。

2、双方同意建立管理层不定期会晤和沟通机制。

3、本协议为框架协议，应是双方今后长期合作的指导性文件，也是双方签订相关合同的基础。在此战略合作框架之下，具体的合作事宜应以独立合同的方式确立明确的目标、责任、计划。

七、其他条款

1、本协议经双方法定代表人或授权代表签字盖章后生效，协议有效期为合同签订之日到 2018 年 12 月 31 日。

2、本协议期内，甲方不得再与国内同类型互联网公司签订相关协议，协议期满时，同等条件下，甲方应优先考虑与乙方续约合作。

3、由于不可抗力因素以及其他不能预见并且对其发生和后果不能防止或避免的因素，致使本协议有关条款不能继续履行的，双方协商并书面确认后，本协议自动终止，双方均不承担违约责任。

4、本协议未尽事宜由双方通过友好协商解决，合作项目中的具体事宜需通过正式合同进一步予以明确。

5、本协议双方在协议有效期内，应严格保守协议具体内容，未经对方书面同意不得向第三方透露协议内容。

6、本协议壹式肆份，双方各执贰份。

甲方：

（盖章）

法定代表人或授权委托人：

（签字）

日期:2018 年 06月 20日

乙方：

（盖章）

法定代表人或授权委托人：

（签字）

日期：2018年 06月 20 日